EXHIBIT 23.1



          INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in Registration Statements No. 33-83680, 33-67284, 33-54060, 33-22291 and 33-
          62643 of Newpark Resources, Inc. on Form S-8 of our report dated March 1, 1996, appearing in this Annual Report on Form 10-K of Newpark Resources, Inc. for the year ended December 31, 1995.








          DELOITTE & TOUCHE LLP


          New Orleans, Louisiana
          March 11, 1996